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                                                                    Exhibit 24.1

                            FIRST UNION CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of FIRST UNION CORPORATION (the "Corporation") hereby constitute and appoint Mark C. Treanor, Ross E. Jeffries, Jr., and Anthony R. Augliera, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned, with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, one or more Registration Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the registration of the shares of Common Stock of the Corporation, including the rights attached thereto, that are issuable under the First Union Corporation 2001 Stock Incentive Plan, and any other securities of the Corporation or interests therein that are required to be so registered with respect to such Plan, and to sign any and all amendments to such Registration Statements.

          Signature                        Capacity
          ---------                        --------

/s/ G. Kennedy Thompson            Chairman, President, Chief
----------------------------
G. Kennedy Thompson                  Executive Officer and Director

/s/ Robert P. Kelly                Executive Vice President
----------------------------
Robert P. Kelly                      and Chief Financial Officer

/s/ James H. Hatch                 Senior Vice President and
----------------------------
James H. Hatch                       Corporate Controller
                                     (Principal Accounting Officer)


/s/ G. Alex Bernhardt, Sr.                 Director
----------------------------
G. Alex Bernhardt, Sr.


/s/ Erskine B. Bowles                      Director
----------------------------
Erskine B. Bowles


/s/ Robert J. Brown                        Director
----------------------------
Robert J. Brown


/s/ A. Dano Davis                          Director
----------------------------
A. Dano Davis
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/s/ Roddey Dowd, Sr.                       Director
----------------------------
Roddey Dowd, Sr.


/s/ William H. Goodwin, Jr.                Director
----------------------------
William H. Goodwin, Jr.


/s/ Herbert Lotman                         Director
----------------------------
Herbert Lotman


/s/ Radford D. Lovett                      Director
----------------------------
Radford D. Lovett


/s/ Mackey J. McDonald                     Director
----------------------------
Mackey J. McDonald


/s/ Patricia A. McFate                     Director
----------------------------
Patricia A. McFate


/s/ Joseph Neubauer                        Director
----------------------------
Joseph Neubauer


/s/ Ruth G. Shaw                           Director
----------------------------
Ruth G. Shaw


/s/ Lanty L. Smith                         Director
----------------------------
Lanty L. Smith


Dated: July 31, 2001
Charlotte, North Carolina